Dear Shareholders:

The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back.

At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.

For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.

In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.
Sincerely,


Barbara J. Krumsiek
President and CEO
November 3, 1997

A DISCUSSION WITH VICE PRESIDENT
OF EQUITIES, JOHN NICHOLS

How have small-cap stocks as a group performed?
After posting disappointing returns for the first half of 1997, small stocks staged an impressive turnaround in the last quarter covered by the report. Investors were finally convinced that large-cap stocks had become too expensive and that small- and mid-cap issues represented better values.

How did the Fund perform relative to its benchmark?

Although the Calvert New Vision Small Cap Fund just began operations on January 31, 1997, we were generally well positioned to participate in this recovery. The Fund's growth orientation and significant exposure to some of the strongest sectors, including technology and retail, were positive for performance.

Specific stock picks in the technology and health care groups accounted for much of the margin of underperformance. Going into the rally, we still had a sizable cash position (20.12% of assets on June 30, 1997). This also held us back relative to the Index, which is always fully invested.

Calvert Group just announced a change in New Vision Fund management. Would you explain the reason for the change?

Just after the close of this reporting period, management of New Vision Fund assets was transferred from Portfolio Advisory Services, Inc. to Awad & Associates. We made this change in order to give investors the benefit of a more proven strategy for selecting investments and additional experience managing small-cap stock portfolios. The change does not in any way affect the New Vision Fund's investment strategy or objective.

In your view, what's ahead for small-cap investors?

Typically, small-cap stocks lead or lag large-caps for a protracted period, and we're hopeful we are entering a cycle of sustained overperformance. Still, we've had now almost three years of very generous stock market returns across all major market averages. The market's advance is not likely to be as broad going forward, and strong stock selection will likely be the critical factor.

October 20, 1997

Portfolio Statistics
September 30, 1997

Ten Largest Stock Holdings

                                            % of Net Assets
GeoTel Communications                       4.5%
CareMatrix Corp.                            3.8%
Pacific Gateway Exchange, Inc.              3.4%
USLD Communications Corp.                   3.3%
CFM Technologies                            3.1%
Linens 'N Things, Inc.                      3.0%
Vans, Inc.    3.0%
Healthcare Financial Partners, Inc.         2.9%
NCO Group, Inc.                             2.9%
Wild Oats Markets, Inc.                     2.8%
Total    32.7%

Investment Performance

                                            6 Months
New Vision
Small Cap Fund                              30.53%
Russell 2000 Index TR                       33.51%
Lipper Small-Cap Funds Index                34.91%



Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge. TR represents total return.

Source: Lipper Analytical Services,  Inc.

PORTFOLIO STATISTICS
September 30, 1997

Cumulative Total Returns

     Class A Shares
                                            as of 9/30/97

Since inception                             -.63%
(1/31/97)

     Class C Shares
                                            as of 9/30/97

Since inception                             4.13%
(1/31/97)




Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. Past performance is no guarantee of future results.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

Equity Securities - 78.3%                   Shares            Value
Building - 2.3%
Standard Pacific Corp.                      7,700             $80,850
                                                              80,850

Commercial Services - 3.9%
CKS Group, Inc.*                            1,000             37,500
NCO Group, Inc.*                            2,800             103,600
                                                              141,100

Computer - Integrated Systems - 1.7%
Daou Systems, Inc.*                         1,900             59,375
                                                              59,375

Computer - Services - 2.0%
Sapient Corp.*                              1,400             71,225
                                                              71,225

Electronics - Semiconductor
 Equipment - 2.1% PRI Automation, Inc.*     1,300             76,050
                                                              76,050

Electronics - Semiconductor
Manufacturing - 8.1% CFM Technologies,
Inc.*                                       2,800             109,725
PMC Sierra, Inc.*                           3,300             84,150
Sanmina Corp.*                              1,100             95,219
                                                              289,094

Financial Services - 2.9%
Healthcare Financial Partners, Inc.*        3,400             104,975
                                                              104,975

Food - 2.7%
Wild Oats Markets, Inc.*                    3,300             98,588
                                                              98,588

Human Resources - Services - 2.7%
Corestaff, Inc.*                            3,000             97,125
                                                              97,125

Medical  Products - 2.4%
Bionx Implants, Inc.*                       3,900             86,288
                                                              86,288

Oil and Gas - Machinery and
Equipment - 2.6%
Varco International, Inc.*                  1,900             92,150
                                                              92,150

Pharmaceuticals - 1.3%
Guilford Pharmaceuticals, Inc.*             1,600             47,200
                                                              47,200

Equity Securities (Cont'd)                  Shares            Value
Pollution Control - Services - 2.8%
Newpark Resources, Inc.*                    2,500             $98,281
                                                              98,281

Printing - 1.3%
Consolidated Graphics, Inc.*                900               44,775
                                                              44,775

Retail - Apparel and Shoes - 3.0%
Vans, Inc.*                                 6,700             107,200
                                                              107,200

Retail - Bedding -  3.0%
Linens N Things, Inc.*                      3,200             107,200
                                                              107,200

Retail - Discount - 2.6%
Tuesday Morning Corp.*                      4,000             94,250
                                                              94,250

Retail - Restaurants - 1.4%
Showbiz Pizza Time, Inc.*                   2,100             48,300
                                                              48,300

Retirement - Aged Care - 6.3%
CareMatrix Corp.*                           5,300             134,487
Curative Health Services, Inc.*             2,900             90,263
                                                              224,750

Software - Computer - 7.0%
Rational Software Corp.*                    5,000             80,000
Siebel Systems, Inc.*                       1,900             80,869
Vantive Corp.*                              3,700             88,800
                                                              249,669

Telecommunications - 11.1%
GeoTel Communications Corp.*                8,500             160,437
Pacific Gateway Exchange, Inc.*             3,100             121,287
USLD Communications Corp.*                  5,800             116,363
                                                              398,087

Transportation - Trucking - 2.7%
Swift Transportation Co., Inc.*             3,100             98,037
                                                              98,037

Wholesale - Miscellaneous Goods - 2.4%
Action Performance Companies, Inc.*         3,000             87,375
                                                              87,375

Total Equity Securities (Cost $2,329,222 )                    2,801,944

TOTAL INVESTMENTS (Cost $2,329,222)
 - 78.3%                                                      $2,801,944
Other assets and liabilities, net - 21.7%                     776,272
Net Assets - 100%                                             $3,578,216





* non income producing

SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 1997

Options Written                             Contracts         Value
PRI Automation, Inc., Call Options
     Expiration 11/22/97, Strike Price 60   13                $6,500
Sanmina Corp., Call Options
     Expiration 10/18/97, Strike Price 85   11                5,088

         TOTAL OPTIONS WRITTEN
         (Premium $12,546 )                                   $11,588

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
Investments in securities, at value                           $2,801,944
Cash     727,776
Receivable for securities sold                                30,421
Receivable for shares sold                                    12,701
Receivable from Calvert Asset Management Co., Inc.            1,979
Other assets                                                  20,845
     Total assets                                             3,595,666

Liabilities
Options written, at value (premiums $12,546)                  11,588
Payable for Calvert Administrative Services Co.               300
Payable to Calvert Shareholders Services, Inc.                1,116
Payable to Calvert Distributors, Inc.                         986
Accrued expenses and other liabilities                        3,460
     Total liabilities                                        17,450
         Net assets                                           $3,578,216

Net Assets Consist of:
Paid-in capital applicable to the following
shares of beneficial interest;
     unlimited number of no par shares authorized:
     Class A:  208,338 shares outstanding                     $2,879,597
     Class C:  20,368 shares outstanding                      245,042
Undistributed net investment income (loss)                    (11,644)
Accumulated net realized gain (loss) on investments           (8,459)
Net unrealized appreciation (depreciation)
 on investments                                               473,680

     Net Assets                                               $3,578,216

Net Asset Value per Share
Class A (based on net assets of $3,259,982)                   $15.65
Class C (based on net assets of $318,234)                     $15.62




See notes to financial statements

STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1997

Net Investment Income
Investment Income
     Interest Income                                          $2,618
     Dividend income                                          330
         Total investment income                              2,948

Expenses
     Investment advisory fee                                  12,304
     Transfer agency fees and expenses                        5,965
     Distribution Plan expenses:
         Class A                                              2,953
         Class C                                              1,858
     Trustee's fees and expenses                              732
     Administrative fees                                      1,367
     Custodian fees                                           5,370
     Registration fees                                        28,700
     Reports to shareholders                                  4,758
     Miscellaneous                                            504
     Reimbursement from Advisor                               (44,549)
         Total expenses                                       19,962
         Fees paid indirectly                                 (5,370)
              Net expenses                                    14,592

              Net Investment Income (Loss)  (11,644)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                      160,206
Change in unrealized appreciation or depreciation             583,945

     Net Realized and Unrealized Gain
     (Loss) on Investments                                    744,151

     Increase (Decrease) in Net Assets
     Resulting From Operations                                $732,507



See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months        January 31,
                                            Ended             1997 (Inception)
                                            September 30,     to March 31,
Increase (Decrease) in Net Assets           1997              1997

Operations
     Net investment income (loss)           $(11,644)         $  -
     Net realized gain (loss)               160,206           (168,665)
     Change in unrealized
appreciation or depreciation                583,945           (110,265)

Increase (Decrease) in Net Assets
Resulting From Operations                   732,507           (278,930)

Capital share transactions:
     Shares sold:
         Class A Shares                     2,120,481         1,525,010
         Class C Shares                     300,912           241,183
     Shares redeemed:
         Class A Shares                     (698,976)         (66,917)
         Class C Shares                     (291,693)         (5,361)
     Total capital share transactions       1,430,724         1,693,915

Total Increase (Decrease)
in Net Assets 2,163,231                     1,414,985

Net Assets
Beginning of period                         1,414,985                -
End of period (including undistributed
 net investment income (loss) of $(11,644)
 and $0, respectively.)                     $3,578,216        $1,414,985

Capital Share Activity
Shares sold:
     Class A Shares                         155,831           106,577
     Class C Shares                         23,309            17,144
Shares redeemed:
     Class A Shares                         (48,840)          (5,230)
     Class C Shares                         (19,631)          (454)
Total capital share activity                110,669           118,037




See notes to financial statements

 NOTES TO FINANCIAL  STATEMENTS  Note A -  Significant  Accounting  Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 1997, offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

 Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks arise from the possible illiquidity of the options market and from movements in security values.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to  Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

 Note B - Related Party Transactions

Calvert  Asset  Management  Company,   Inc.  (the  "Advisor")  is
wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .90% of the Fund's average daily net assets. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% and 1.00% annually of average daily net assets of each Class A and Class C, respectively. The Distributor received $10,300 as its portion of the commissions charged on sales of the Fund's shares. Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C - Investment  Activity

During the period, purchases and sales of investments, other than short-term securities, were $4,161,813 and $2,652,837, respectively. The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $472,722, of which $514,583 related to appreciated securities and $41,861 related to depreciated securities. Securities having an aggregate market value of $171,269 were identified to cover open options written at September 30, 1997. Net realized capital loss carryforwards, for federal income tax purposes, of $149,194 at March 31, 1997 may be utilized to offset current and future capital gains until expiration through March 31, 2005.

 Note D - Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1997.

 Note E - Subsequent Event

The shareholders of each class of the Calvert Strategic Growth Fund ("Strategic Growth") will be asked to vote on December 9, 1997 on a merger into the Fund. The merger, if approved, would be effected by a tax-free exchange of net assets of Strategic Growth, for respective shares of the Fund.

FINANCIAL HIGHLIGHTS

                                                  Periods Ended
                                            September 30,     March 31,
Class A Shares                              1997              1997^
Net asset value, beginning                  $11.99            $15.00
Income from investment operations
  Net investment income (loss)             (.05)             -
  Net realized and unrealized gain (loss)  3.71              (3.01)
         Total from investment operations  3.66              (3.01)
Distributions from
     Net investment income                  -                 -
     Net realized gain                      -                 -
         Total distributions                -                 -
Total increase (decrease) in net asset value                  3.66     (3.01)
Net asset value, ending                                       $15.65   $11.99
Total return*                               30.53%            (20.07%)
Ratios to average net assets:
     Net investment income (loss)           (.82%)(a)         -
     Total expenses~                        1.44%(a)          .82%(a)
     Net expenses                           1.03%(a)          -
     Expenses reimbursed                    2.53%(a)          8.96%(a)
Portfolio turnover                          129%              97%
Average commission rate paid                $.0485            $.0500
Net assets, ending (in thousands)           $3,260            $1,215
Number of shares outstanding,
 ending (in thousands)                      208               101

                                                   Periods Ended
                                            September 30,     March 31,
Class C Shares                              1997              1997^
Net asset value, beginning                  $11.99            $15.00
Income from investment operations
  Net investment income (loss)              (.10)             -
  Net realized and unrealized gain (loss)   3.73              (3.01)
         Total from investment operations   3.63              (3.01)
Distributions from
     Net investment income                  -                 -
     Net realized gain                      -                 -
         Total distributions                -                 -
Total increase (decrease) in net
asset value                                 3.63              (3.01)
Net asset value, ending                     $15.62            $11.99

Total return*                               30.28%            (20.07%)
Ratios to average net assets:
     Net investment income (loss)           (1.07%)(a)        -
     Total expenses~                        1.56%(a)          .82%(a)
     Net expenses                           1.30%(a)          -
     Expenses reimbursed                    7.86%(a)          21.08%(a)
Portfolio turnover                          129%              97%
Average commission rate paid                $.0485            $.0500
Net assets, ending (in thousands)           $318              $200
Number of shares outstanding,
ending (in thousands)                       20                17

(a)  Annualized
~ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
*    Total return does not reflect deduction of Class A front-end sales charge.
^    From January 31, 1997 inception.

Calvert New Vision Small Cap Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDDfor Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

     This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
Arizona Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Florida Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Michigan Muni. Intermediate Portfolio
New York Muni. Intermediate Portfolio
Pennsylvania Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIFEquity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Strategic Growth Fund
New Africa Fund


printed on recycled paper
using soy-based inks